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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 18, 1997, included in Memry Corporation's Form 10-KSB, as amended, for the year ended June 30, 1997, and to all references to our Firm included in this Registration Statement.

                                                /s/ McGladrey & Pullen, LLP
                                                ------------------------------
                                                McGladrey & Pullen, LLP

New Haven, Connecticut
January 15, 1998